UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2009

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Company and Comerica Bank Amend Credit Agreements to Extend Maturity Date:

Manitex International, Inc. (the “Company”) currently has U.S. and Canadian revolving lines of credit as well as a term loan (the “Loan Agreements”) with Comerica Bank (“Comerica”). On October 29, 2009, the Company entered into agreements to modify its Canadian revolving credit facility.

Set forth below is a summary of each of these amendments and a letter agreement, which are qualified in its entirety by reference to the copies of such amendments and letter agreement attached as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment No. 5 to the Canadian Note.

On October 29, 2009, Manitex LiftKing, ULC (“Manitex LiftKing”), a subsidiary of the Company, and Comerica entered into Amendment No. 5 to the Master Revolving Note in the original principal amount of CDN $3.5 million, dated December 29, 2006, as amended on August 9, 2007, October 18, 2007, June 30, 2008 and July 9, 2009. (the “Canadian Note”). The current amendment increases the Maximum Loan Amount from CDN $ 4.5 million to CDN $5.5 million.

Amendment No. 1to the American Note

On October 29, 2009, Manitex LiftKing, ULC (“Manitex LiftKing”), a subsidiary of the Company, and Comerica entered into Amendment No. 1 to the Master Revolving Note dated July 9, 2008 (the American Note) which increases the maximum U.S. dollar borrowings to U.S. $5.5 million.

Amendment to Advance Formula Agreement

On October 29, 2009, Manitex LiftKing, ULC (“Manitex LiftKing”), a subsidiary of the Company, and Comerica entered into an Amendment to Advance Formula Agreement dated Janurary 26, 2009. The amendment increases the overall inventory cap to CDN $3.5 million from CDN $3.0 million. The amendment increases the cap on Work-In-Process inventory from CDN $0.5 million to CDN $0.9 million and increase the Work-In-Process Advance Rate to 35% from 30% temporarily through January 31, 2010.

Letter Agreement date October 29, 2009

On October 29, 2009, Manitex LiftKing, ULC (“Manitex LiftKing”), a subsidiary of the Company, and Comerica entered into a Letter Agreement. The Agreement defines term and has an acknowledgement that the maximum borrowings under the American Note is limited so that the sum of the Canadian equivalent of U.S dollar borrowings and Canadian dollar borrowings cannot exceed the lesser of the Borrowing Base or the Maximum Loan Amount, which is currently CDN $5.5 million. The agreement also requires that if for any reason the Canadian Equivalent of all outstanding advances exceeds the lesser of the lesser of the Borrowing Base or the Maximum Loan Amount that the Company immediately repays an amount equal to the excess.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1 to the Master Revolving Note dated July 9, 2008 (the American Note) 934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: November 2, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 5 to Note (Master Revolving Note dated December 29, 2006, as amended) effective October 29, 2009

10.2	Amendment No. 1 to Note (Master Revolving Note dated July 9, 2008 or the “American Note”) effective October 29, 2009

10.3	Amendment to Advance Formula Agreement dated January 26, 2009 effective October 29, 2009.

10.4	Letter Agreement dated October 29, 2009